UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 3, 2011
Toreador Resources Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-34216	75-0991164
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

c/o Toreador Holding SAS	75009
9 rue Scribe	(Zip code)
Paris, France
(Address of principal executive offices)
33 1 47 03 34 24
(Registrant’s telephone number including area code)

(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 3, 2011, Toreador Resources Corporation issued a press release announcing an administrative delay in the renewal of certain conventional oil concessions. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated January 3, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION
By:	/s/ Craig M. McKenzie
	Name:	Craig M. McKenzie
	Title:	Chief Executive Officer

Date: January 4, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 3, 2011.